UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2004

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Massachusetts                000-05083                04-1465840
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(State or Other Juris-         (Commission              (IRS Employer
diction of Incorporation       File Number)          Identification No.)


  13 Centennial Drive, Peabody, Massachusetts                   01960
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 (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events.

     On August 2, 2004, Saucony, Inc. announced that it has retained the services of Chestnut Securities, Inc. to assist Saucony in its analysis and consideration of various strategic alternatives that may be available to it, including a possible sale of Saucony. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 2, 2004                      SAUCONY, INC.


                                   By:  /s/ Michael Umana
                                         Michael Umana
                                         Chief Operating Officer,
                                         Executive Vice President,
                                         Finance and Chief Financial Officer

                                    EXHIBIT INDEX

Exhibit No.                                     Description

  99.1                                  Press release dated August 2, 2004.